Exhibit 10.13

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 (“Amendment No. 1”) to the STOCK PURCHASE AGREEMENT originally dated as of December 26, 2024 (the “Agreement”), by and between Alopexx, Inc., a Delaware corporation (the “Company”) and Biotech Consortia, Inc., a Bahamas international business company (the “Purchaser”) is dated as of August 4, 2026. Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on December 26, 2024, the Purchaser and the Company entered into the Agreement; and

WHEREAS, the parties now desire to amend the Agreement;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1. Section 1.1 of the Agreement is hereby deleted.

2. (A) This Amendment No. 1 shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B) Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment No. 1, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment No. 1.

(C) This Amendment No. 1 may be executed in one or more counter-parts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first stated above.

ALOPEXX, INC.

By:
	Name:	Daniel R. Vlock, MD
	Title:	Chief Executive Officer

BIOTECH CONSORTIA, INC.

By:
Name:
Title: